UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

ENTRÉE GOLD INC.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada

(State or other jurisdiction of incorporation)

000-50982

(Commission File Number)

N/A

(IRS Employer Identification No.)

Suite 1450, 650 West Georgia Street, Vancouver, BC, V6B 4N7

(Address of principal executive offices and Zip Code)

604.687.4777

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 5, 2005 the Registrant issued a news release announcing that it has commenced drilling at the Zone III epithermal gold target, on its 100% owned Lookout Hill Property. Zone III lies approximately 10 km west of the Copper Flats area of Lookout Hill that is presently being explored jointly by the Registrant and Ivanhoe Mines Ltd. (NYSE: IVN; TSX: IVN).

Item 9.01. Financial Statements and Exhibits.

99.1	News Release issued by the Registrant on May 5, 2005

D/JLM/689623.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRÉE GOLD INC.

/s/ Hamish Malkin

By: Hamish Malkin

CFO and Corporate Secretary

Date: May 5, 2005

D/JLM/689623.1